Exhibit 32.1

SAIC, INC. AND SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SAIC, Inc. (“SAIC”) and Science Applications International Corporation (“Science Applications”, and together with SAIC, the “Company”) on Form 10-Q for the period ended May 3, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John P. Jumper, Chief Executive Officer and President of each of SAIC and Science Applications, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 4, 2013

/S/ JOHN P. JUMPER
John P. Jumper Chairman and Chief Executive Officer